EXHIBIT 10.13

THIS FINANCIAL ADVISOR WARRANT AGREEMENT AND THE SHARES OF COMMON STOCK AND OTHER WARRANT SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

FINANCIAL ADVISOR WARRANT AGREEMENT

This AMENDED FINANCIAL ADVISOR WARRANT AGREEMENT (this "Warrant Agreement" or "Agreement"), dated December 28, 2012, is between PANACHE BEVERAGE, INC., a Florida corporation (the "Company"), and CONSILIUM INVESTMENT MANAGEMENT, LLC (the "Financial Advisor") (the Company and the Financial Advisor are sometimes referred to as the "parties" collectively and as a "party" individually) Joined into by Key Parties (defined below) for purposes of the "Tag Along" provision in Paragraph 10 below.

RECITALS:

WHEREAS, the Financial Advisor agreed, pursuant to the Financial Advisor Agreement dated November 16, 2012, and as Amended by that First Amendment to the Financial Advisor Agreement dated December 14, 2012, (the "Financial Advisor Agreement"), between the Company and the Financial Advisor, to provide advisory services for a period of three years; and

WHEREAS, the Company agreed pursuant to the Financial Advisor Agreement to issue to the Financial Advisor and/or persons associated with the Financial Advisor as those persons are defined in Rule 2710 of the NASDAQ Conduct Rules (the "Holder" or "Holders"), warrants (the "Warrants") in certificated form to purchase 2,760,000 shares of the Company's common stock (the "Warrant Shares") exercisable at any time up until December 17, 2015 at 5:30 pm for a stipulated price of $0.50 per Share. The "Warrants" are also referred to as the "Warrants" and the "Warrant Shares" or the "Shares" are also referred to as the "Warrant Securities";

WHEREAS, this Agreement is entered into by the Company and the Financial Advisor as part of the compensation in connection with the Financial Advisor acting as financial advisor pursuant to the Financial Advisor Agreement;

NOW, THEREFORE, in consideration of the premises, the agreements set forth in the Financial Advisor Agreement and this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant and Period.